Q2 Fiscal 2017 | Financial Results

Lee D. Rudow
President and CEO

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT®
Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

Second Quarter Execution

Record consolidated and Service segment revenue

- Total consolidated revenue up 17% to record $34.5 million
- Total operating income increased 15% to $1.6 million
- Service segment revenue of $16.9 million, up 19%
- 30th consecutive quarter of YOY revenue growth in Service segment

Distribution rebound

- Segment sales up 15%: incremental sales from Excalibur Engineering, growth in rentals and increase in demand from traditional customers, particularly the alternative energy market
- Expanded segment margins: higher sales, customer mix, high-margin rentals and $131 thousand reduced allocation of G&A costs

Stronger growth platform

- Acquisitions accelerated revenue growth platform
- Integrating acquisitions and capturing operational synergies to drive margin improvement

Revenue

($ in millions)

Q2 Service Segment



$14.2
$16.9
Q2 FY 2016
Q2 FY 2017

Q2 Distribution Segment



$15.3
$17.5
Q2 FY 2016
Q2 FY 2017



4%
CAGR*

Consolidated – Annual



$112.3
$118.5
$123.6
$122.2
$130.7
$40.7
$48.2
$51.8
$59.2
$65.6
$71.6
$70.3
$71.8
$63.0
$65.1
FY 2013
FY 2014
FY 2015
FY 2016
Q2 FY 2017 TTM
Service
Distribution

- Acquisition-related and organic growth drove both segments
- 15% 3½ year CAGR for Service segment sales*

**FY 2013 – Q2 FY 2017 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Operating Income and Margin

($ in millions)

Q2 Service Segment


$0.8
$0.8
5.9%
4.7%
Q2 FY 2016
Q2 FY 2017

Consolidated – Annual

5% CAGR*


$5.9
$6.7
$6.8
$6.3
$6.9
$1.3
$2.4
$3.7
$4.2
$4.5
$4.6
$4.3
$3.1
$2.1
$2.4
FY 2013
FY 2014
FY 2015
FY 2016
Q2 FY 2017 TTM
Service
Distribution

Q2 Distribution Segment


$0.5
$0.8
3.5%
4.5%
Q2 FY 2016
Q2 FY 2017

- Distribution margin up 100 bps: customer mix and rental business
- Service margin down
  - Softness in Canadian markets, particularly aerospace sector
  - Increased G&A expense allocation

**FY 2013 – Q2 FY 2017 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Adjusted EBITDA* and Margin

($ in millions)

Q2 Service Segment


$1.6
11.3%
$2.0
11.9%
Q2 FY 2016
Q2 FY 2017

Consolidated – Annual


10% CAGR**
$8.9
$3.1
$5.8
$10.0
$4.6
$5.4
$10.3
$6.1
$4.1
$10.6
$7.5
$3.1
$12.6
$8.9
$3.7
FY 2013
FY 2014
FY 2015
FY 2016
Q2 FY 2017 TTM
Service
Distribution

Q2 Distribution Segment


$0.8
5.1%
$1.3
7.4%
Q2 FY 2016
Q2 FY 2017

- Total Adjusted EBITDA* up 38%
  - Service up 25%
  - Distribution up 64%
- 35% 3 ½ year CAGR for Service segment**
  - Validates strong leverage

** See supplemental slides for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*

*** FY 2013 – Q2 FY 2017 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Net Income

($ in millions)

Annual Net Income & Diluted EPS


$3.7
$4.0
$4.0
$4.1
$4.4
$0.49
$0.54
$0.57
$0.58
$0.62
FY 2013
FY 2014
FY 2015
FY 2016
Q2 FY 2017 TTM

Quarterly Net Income & Diluted EPS


$0.9
$0.9
$0.12
$0.12
Q2 FY 2016
Q2 FY 2017

- 5% CAGR for net income *(FY 2013 – Q2 FY 2017 TTM)*
- Expect tax rate to range between 34% and 36% in fiscal 2017*

** FY 2017 tax rate guidance provided as of October 25, 2016*

Balance Sheet Supports Growth Strategy

($ in millions)

Total Debt


$8.0
$7.6
$12.2
$19.1
$23.8
FY 2013
FY 2014
FY 2015
FY 2016
Q2 FY 2017

- Financial flexibility
  - Strong cash generation
  - $3.6 million debt pay down in Q2
  - $15.6 million available from credit facility
- FY 2017 CapEx
  - Assets for growing rental business
  - Lab capabilities/maintenance
  - Software/IT

Capital Expenditures


$2.7
$2.0
$3.5
$4.1
$5.0 - $5.5
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017E*

Cash Flow from Operations


$5.2
$7.6
$4.4
$11.0
$10.7
FY 2013
FY 2014
FY 2015
FY 2016
Q2 FY17 TTM

** FY 2017 capital expenditure guidance provided as of October 25, 2016*

TRANSCAT Trust in every measure

FY 2017 Outlook*

- Reaffirm double-digit Service segment revenue growth
  - Growth supported by recent acquisitions
  - Continued focus on organic growth
  - Remain selective and disciplined in acquisition approach
- Optimistic Distribution segment rebound will continue
  - Continue to expand high-margin rental and used equipment business with boost from Excalibur
- Expect strong consolidated results in fiscal 2017
- Reaffirm CapEx spend of $5.0 million to $5.5 million

** Outlook provided as of October 25, 2016*

Upcoming Investor Relations Calendar

November 1	Sidoti Emerging Growth Conference (NYC)
November 16	IDEAS Conference (Dallas)

Supplemental Information

TRANSCAT®
Trust in every measure

TRANSCAT Trust in every measure

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2013	FY 2014	FY 2015	FY 2016	Q2 FY 2017 TTM
Net Income	$ 3,704	$ 3,984	$ 4,026	$ 4,124	$ 4,375
+ Interest	117	130	234	247	465
+ Other Expense / (Income)	111	129	111	48	58
+ Tax Provision	2,014	2,462	2,397	1,883	2,023
Operating Income	$ 5,946	$ 6,705	$ 6,768	$ 6,302	$ 6,921
+ Depreciation & Amortization	2,702	2,945	3,090	3,946	5,309
+ Other (Expense) / Income	(111)	(129)	(111)	(48)	(58)
+ Noncash Stock Comp	343	527	507	359	405
Adjusted EBITDA	**$ 8,880**	**$ 10,048**	**$ 10,254**	**$ 10,559**	**$ 12,577**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. The Company's management believes Adjusted EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the performance of its core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. Adjusted EBITDA is not calculated through the application of GAAP and is not the required form of disclosure by the Securities and Exchange Commission. As such, it should not be considered as a substitute for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Segment Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2013	FY 2014	FY 2015	FY 2016	Q2 FY 2017 TTM
Service Operating Income (loss)	$ 1,311	$ 2,379	$ 3,693	$ 4,155	$ 4,505
+Depreciation & Amortization	1,740	2,144	2,362	3,216	4,203
+Other (Expense) / Income	(84)	(141)	(138)	(64)	(65)
+Noncash Stock Comp	150	230	224	171	209
Service Adjusted EBITDA	$ 3,117	$ 4,612	$ 6,141	$ 7,478	$ 8,852
Distribution Operating Income	$ 4,635	$ 4,326	$ 3,075	$ 2,147	$ 2,416
+Depreciation & Amortization	962	801	728	730	1,106
+Other (Expense) / Income	(27)	12	27	16	7
+Noncash Stock Comp	193	297	283	188	196
Distribution Adjusted EBITDA	$ 5,763	$ 5,436	$ 4,113	$ 3,081	$ 3,725
Service	$ 3,117	$ 4,612	$ 6,141	$ 7,478	$ 8,852
Distribution	$ 5,763	$ 5,436	$ 4,113	$ 3,081	$ 3,725
Total Adjusted EBITDA	**$ 8,880**	**$ 10,048**	**$ 10,254**	**$ 10,559**	**$ 12,577**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. The Company's management believes Adjusted EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the performance of its core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. Adjusted EBITDA is not calculated through the application of GAAP and is not the required form of disclosure by the Securities and Exchange Commission. As such, it should not be considered as a substitute for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.